UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒            Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CEDAR FAIR, L.P.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

Meeting Information
	Meeting Type:	Annual
CEDAR FAIR, L.P.	For holders as of:	03/16/09
	Date: 05/14/09	Time: 9:00 a.m. (ET)
Location: Sandusky State Theater
107 Columbus Avenue
Sandusky, Ohio

You are receiving this communication because you hold limited partnership units of Cedar Fair, L.P.

CEDAR FAIR, L.P. ONE CEDAR POINT DRIVE SANDUSKY, OH 44870

This is not a ballot. You cannot use this notice to vote the units. This communication presents only an overview of the more complete proxy materials that are available on the Internet. You may view the proxy materials online at www.cedarfair.com/ir/proxy or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

  NOTICE AND PROXY STATEMENT    ANNUAL REPORT ON FORM 10-K    LETTER FROM THE PRESIDENT

  How to View Online:

  Go to www.cedarfair.com/ir/proxy

  How to Request and Receive a PAPER or E-MAIL Copy:

  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for   requesting a copy. Please choose one of the following methods to make your request:

                                1) BY INTERNET:         www.proxyvote.com

                                2) BY TELEPHONE:     1-800-579-1639

                                3) BY E-MAIL*:              sendmaterial@proxyvote.com

  *     If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

  To facilitate timely delivery, please make the request as instructed above on or before 04/30/09.

How To Vote

Please Choose One of the Following Voting Methods

  Vote In Person: You may vote in person at the annual meeting. In order to do so, you will need to request a ballot   at the meeting. For directions to the annual meeting please contact Cedar Fair’s Investor Relations department at

  (419) 627-2233 or via e-mail at investing@cedarfair.com.

  Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number (located   on the following page) available and follow the instructions.

  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items
The Board of Directors recommends a vote FOR all nominees and FOR proposal 2.
1. Election of Class II Directors
Nominees:
01) Michael D. Kwiatkowski
02) Steven H. Tishman

2. Confirmation of Appointment of Deloitte & Touche LLP as our independent registered public accounting firm

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

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